Exhibit 99.1

(Investors)	Robert B. Tschudy Senior Vice President and CFO SCPIE Holdings Inc. 310/557-8739 e-mail: rtschudy@scpie.com Roger Pondel PondelWilkinson Inc. 310/279-5980 e-mail: rpondel@pondel.com	(Media)	Howard Bender SCPIE Holdings Inc. 310/551-5948 e-mail: hbender@scpie.com

SCPIE HOLDINGS REPORTS RESULTS

FOR 2006 THIRD QUARTER

Los Angeles, California – November 3, 2006 – SCPIE Holdings Inc. (NYSE:SKP), a major provider of healthcare liability insurance, reported improved net income for its third quarter and nine months ended September 30, 2006.

For the 2006 third quarter, SCPIE reported net income of $3.3 million, or $0.34 per diluted share, on total revenues of $35.1 million. This compares to a net loss in the 2005 third quarter of $3.1 million, or a loss of $0.33 per diluted share, on total revenues of $37.0 million.

For the first nine months of this year, SCPIE reported net income of $8.3 million, or $0.86 per diluted share, on revenues of $108.3 million. This compares to net income for the prior-year nine months of $254,000, or $0.03 per diluted share, on revenues of $111.0 million.

Core Operating Review

The Company has realized improvement in its core business throughout the first nine months of 2006, including the third quarter of 2006. This represents a continuation of the improvement that began early in 2005.

In the 2006 third quarter, SCPIE’s core direct healthcare liability operations posted an underwriting profit of $2.8 million, compared to $4.4 million in the same period in 2005. In the 2005 third quarter, the Company recognized a significant reduction in claims frequency. The favorable trend in claims frequency has continued in 2006, but at a lower rate.

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SCPIE Holdings Inc.

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Net earned premium for core direct healthcare operations totaled $30.5 million for the 2006 third quarter, compared with $32.0 million for the same period a year earlier. Net written premium for the 2006 third quarter was $6.7 million, compared with $6.9 million in the same prior-year period.

The combined ratio for SCPIE’s core business in the 2006 third quarter was 90.9%, with a loss ratio of 71.1%. A year ago, the company’s combined ratio for the third quarter was 86.1%, including a loss ratio of 67.0%. The core expense ratio in the 2006 third quarter increased slightly to 19.8% from 19.1% in 2005.

For the first three quarters of 2006, SCPIE’s core healthcare operations had an underwriting profit of $7.7 million, a 26.2% increase over the underwriting profit of $6.1 million in the first nine months of 2005. Net earned premiums for the core business decreased slightly to $93.1 million from $96.5 million a year earlier. Net written premiums totaled $98.8 million, compared with $102.3 million in the first nine months of 2005. The combined ratio for the nine-month 2006 period was 91.7%, including a loss ratio of 71.0%. This is improved from a combined ratio for the first nine months of 2005 of 93.7%, with a loss ratio of 72.8%.

SCPIE’s retention rate for its core direct healthcare liability business over the past 12 months totaled 95.5%.

“This quarter and the full nine months’ results clearly demonstrate the improved financial condition of our company,” said Donald J. Zuk, SCPIE President and Chief Executive Officer. “Our core book has performed very well, and we expect to build on that in the months ahead.”

None-Core Review

SCPIE’s continuing run-off of its non-core healthcare liability operations in states other than California and Delaware had minimal impact on the company’s financial results for the third quarter and first nine months of 2006. Net outstanding reserves for this segment declined to $45.3 million from $60.6 million at December 31, 2005. Open claims dropped to 156 from 229 at year-end 2005.

In the assumed reinsurance area, which is also in run-off, there was an underwriting loss of $2.6 million for the quarter and $8.5 million for the first nine months of 2006, compared to losses of $17.3 million and $22.8 million, respectively, for the same periods in 2005.

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Financial Summary

Revenues for the third quarter of 2006 included net investment income of $5.3 million and realized investment losses of $259,000, compared with net investment income in the 2005 third quarter of $4.6 million and realized investment losses of $264,000. For the first nine months of 2006, net investment income totaled $15.5 million and realized investment losses of $423,000. A year earlier, SCPIE reported nine-month net investment income of $13.4 million and realized investment losses of $258,000.

The increase in net investment income in 2006 over comparable periods in 2005 is attributable to the general rise in shorter-term interest rates during 2006.

At September 30, 2006, SCPIE’s balance sheet remained debt-free. Book value at the end of the third quarter was $21.08, compared with $20.05 per share at December 31, 2005.

About SCPIE Holdings

SCPIE Holdings Inc. is a leading provider of healthcare liability insurance for physicians, oral and maxillofacial surgeons, and other healthcare providers, as well as medical groups and healthcare facilities. Since the company was founded in 1976, it has carved out a significant niche in the insurance industry by providing innovative products and services specifically for the healthcare community.

Investor Conference Call

An investor conference call to discuss SCPIE’s third-quarter 2006 results will be held today, November 3, 2006, at 9 am PST (12 noon EST). The call will be open to all interested investors through a live audio web broadcast via the Internet at www.scpie.com and www.earnings.com.

Rebroadcast over the Internet will be available for one year on both websites. A telephonic playback of the call will be available approximately 11 am PST, Friday, November 3, 2006, to 5 pm PST, Friday, November 10, 2006. Listeners should call 888/286-8010 (domestic) or 617/801-6888 (international) and use Reservation Number 55663379.

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Forward-Looking Statements

In addition to historical information, this news release contains forward-looking statements that are based upon the company’s estimates and expectations concerning future events and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Actuarial estimates of losses and loss expenses and expectations concerning the company’s ability to retain current insureds at profitable levels, successful withdrawal from the assumed reinsurance business, continued solvency of the company’s reinsurers, obtaining rate change regulatory approvals, expansion of

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liability insurance business in its principal market, and improved performance and profitability are dependent upon a variety of factors, including future economic, competitive and market conditions, frequency and severity of catastrophic events, future legislative and regulatory actions, uncertainties and potential delays in obtaining rate approvals, the level of ratings from recognized rating services, the inherent uncertainty of loss and loss expense estimates in both the core business and discontinued non-core business and the cyclical nature of the property and casualty insurance industry, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the company. The company is also subject to certain structural risks as an insurance holding company, including statutory restrictions on dividends and other intercompany transactions. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the company or any other person that the company’s objectives or plans will be realized.

SCPIE Holdings Inc. and Subsidiaries

Consolidated Balance Sheets

(Dollars in Thousands)

	September 30, 2006	December 31, 2005
ASSETS
Securities available-for-sale:
Fixed maturities investments, at fair value (amortized cost 2006 - $424,653; 2005 - $469,350)	$416,517	$461,480
Equity investments, at fair value (cost 2006 - $1,779; 2005 - $1,934)	2,030	2,095

Total securities available-for-sale	418,547	463,575
Cash and cash equivalents	114,224	68,783

Total investments	532,771	532,358
Accrued investment income	5,038	5,874
Premiums receivable	23,510	18,731
Assumed Reinsurance Receivables	16,817	6,960
Reinsurance recoverable	50,807	55,933
Deferred policy acquisition costs	8,815	7,120
Deferred federal income taxes, net	47,874	51,214
Property and equipment, net	1,913	2,449
Other assets	6,671	6,325

Total assets	$694,216	$686,964

LIABILITIES
Reserves:
Loss and loss adjustment expenses	$422,374	$429,315
Unearned premiums	47,396	41,705

Total reserves	469,770	471,020
Amounts held for reinsurance	7,005	4,818
Other liabilities	16,350	20,333

Total liabilities	493,125	496,171
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Preferred stock - par value $1.00,
5,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock - par value $.0001, 30,000,000 shares authorized, 12,792,091 shares issued, 2006 - 9,541,303 shares outstanding 2005 - 9,456,916 shares outstanding	1	1
Additional paid-in capital	37,127	37,127
Retained earnings	267,942	259,645
Treasury stock, at cost	(95,227)	(97,063)
(2006 - 2,750,788 shares and 2005 - 2,835,175 shares)
Subscription notes receivable	(2,347)	(2,649)
Accumulated other comprehensive income	(6,405)	(6,268)

Total stockholders’ equity	201,091	190,793

Total liabilities and stockholders’ equity	$694,216	$686,964

SCPIE Holdings Inc. and Subsidiaries

Consolidated Statements of Operations

(Dollars in Thousands, except per-share data)

	Nine Months Ended		Three Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Revenues:
Net premiums earned	$93,245	$96,408	$30,163	$31,371
Net investment income	15,476	13,355	5,265	4,556
Realized investment losses	(423)	(258)	(259)	(264)
Other revenue/(loss)	18	1,522	(41)	1,348

Total revenues	108,316	111,027	35,128	37,011
Expenses:
Losses & loss adjustment expenses incurred	74,584	86,016	23,678	32,958
Other operating expenses	21,071	24,501	6,334	8,782

Total expenses	95,655	110,517	30,012	41,740

Income/(loss) before federal income taxes	12,661	510	5,116	(4,729)
Income tax expenses/(benefit)	4,364	256	1,833	(1,607)

Net income	$8,297	$254	$3,283	$(3,122)

Basic earnings per share of common stock	$0.87	$0.03	$0.35	$(0.33)

Diluted earnings per share of common stock	$0.86	$0.03	$0.34	$(0.33)

Average number of shares outstanding-basic	9,504,992	9,416,827	9,506,208	9,429,052
Average number of shares outstanding-diluted	9,619,165	9,593,713	9,620,381	9,605,938

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	Nine Months Ended September 30, 2006					Nine Months Ended September 30, 2005
	Direct Healthcare Liability		Assumed			Direct Healthcare Liability		Assumed
	Core (2)	Non-Core (3) (4)	Reinsurance (4) (5)	Other (7)	Total (6)	Core (2)	Non-Core (3) (4)	Reinsurance (4) (5)	Other	Total (6)
Net written premium (1)	$98,757	$—	$179		$98,936	$102,287	$56	$(1,524)		$100,819
Net earned premium	$93,066	$—	$179		$93,245	$96,474	$73	$(139)		$96,408
Net investment income				$15,476	15,476				$13,355	13,355
Realized investment losses				(423)	(423)				(258)	(258)
Other revenue				18	18				1,522	1,522

Total revenue	93,066	—	179	15,071	108,316	96,474	73	(139)	14,619	111,027
Incurred loss and LAE	66,083	—	8,501		74,584	70,229	(2,612)	18,399		86,016
Other expenses	19,294	—	168	1,609	21,071	20,161	50	4,290	—	24,501

Net underwriting income / (loss)	$7,689	$—	$(8,490)		(801)	$6,084	$2,635	$(22,828)		(14,109)

Net investment income, other revenue & expense				$13,462	13,462				$14,619	14,619

Income before federal Income taxes					$12,661					$510

Net cash provided / (used) in operating activities					$2,350					$(35,818)

Loss ratio	71.0%					72.8%
Expense ratio	20.7%					20.9%

Combined ratio (GAAP)	91.7%					93.7%

1)	Net written premium is a non-GAAP financial measure which represents the premiums charged on policies issued during a fiscal period less any reinsurance. Net written premium is a statutory measure of production levels. Net earned premium, a comparable GAAP measure, represents the portion of premiums written that is recognized as income in the financial statements for the periods presented and earned on a pro-rata basis over the term of the policies. A reconciliation of net written premium to net earned premium is provided herein.

2)	Core Direct Healthcare Liability Business represents California and Delaware excluding discontinued dental and hospital programs.

3)	Non-Core Direct Healthcare Liability Business represents other state business and dental and hospital programs in California.

4)	Ratios are not shown for the Non-Core Healthcare Liability and Assumed Reinsurance columns, because their run-off status produces ratios which are not meaningful.

5)	The expense component for the Assumed Reinsurance segment includes the effect of the retrospective accounting treatment required by Financial Accounting Standards Board No. 113, more fully described in SCPIE's 2005 Annual Filing in Form 10K, page 41.

6)	Ratios are not shown for the Total column, because inclusion of the discontinued Non-Core Healthcare Liability and Assumed Reinsurance results produce ratios which are no longer meaningful.

7)	Other expenses in column relate to a proxy challenge instituted in January 2006.

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	Three Months Ended September 30, 2006					Three Months Ended September 30, 2005
	Direct Healthcare Liability		Assumed			Direct Healthcare Liability		Assumed
	Core (2)	Non-Core (3) (4)	Reinsurance (4) (5)	Other (7)	Total (6)	Core (2)	Non-Core (3) (4)	Reinsurance (4) (5)	Other	Total (6)
Net written premium (1)	$6,703	$—	$(331)		$6,372	$6,911	$(102)	$(675)		$6,134
Net earned premium	$30,494	$—	$(331)		$30,163	$32,017	$(97)	$(549)		$31,371
Net investment income				$5,265	5,265				$4,556	4,556
Realized investment losses				(259)	(259)				(264)	(264)
Other revenue / (loss)			—	(41)	(41)				1,347	1,347

Total revenue	30,494	—	(331)	4,965	35,128	32,017	(97)	(549)	5,639	37,010
Incurred loss and LAE	21,679	—	1,999		23,678	21,467	(2,604)	14,095		32,958
Other expenses	6,031	—	260	43	6,334	6,131	(27)	2,678	—	8,782

Net underwriting income / (loss)	$2,784	$—	$(2,590)		194	$4,419	$2,534	$(17,322)		(10,369)

Net investment income, other revenue & expense				$4,922	4,922				$5,639	5,639

Income (loss) before federal Income taxes					$5,116					$(4,730)

Net cash provided / (used) in operating activities					$3,747					$(941)

Loss ratio	71.1%					67.0%
Expense ratio	19.8%					19.1%

Combined ratio (GAAP)	90.9%					86.1%

1)	Net written premium is a non-GAAP financial measure which represents the premiums charged on policies issued during a fiscal period less any reinsurance. Net written premium is a statutory measure of production levels. Net earned premium, a comparable GAAP measure, represents the portion of premiums written that is recognized as income in the financial statements for the periods presented and earned on a pro-rata basis over the term of the policies. A reconciliation of net written premium to net earned premium is provided herein.

2)	Core Direct Healthcare Liability Business represents California and Delaware excluding discontinued dental and hospital programs.

3)	Non-Core Direct Healthcare Liability Business represents other state business and dental and hospital programs in California.

4)	Ratios are not shown for the Non-Core Healthcare Liability and Assumed Reinsurance columns, because their run-off status produces ratios which are not meaningful.

5)	The expense component for the Assumed Reinsurance segment includes the effect of the retrospective accounting treatment required by Financial Accounting Standards Board No. 113, more fully described in SCPIE’s 2005 Annual Filing in Form 10K, page 41.

6)	Ratios are not shown for the Total column, because inclusion of the discontinued Non-Core Healthcare Liability and Assumed Reinsurance results produce ratios which are not meaningful.

7)	Other expenses in column relate to a proxy challenge instituted in January 2006.

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	9/30/2006
Fixed-maturity portfolio
U.S. government & agencies	$175,219	42.1%
Mortgage & asset-backed	74,691	17.9%
Corporate	166,607	40.0%

Total	$416,517	100.0%
Average quality		AAA
Effective duration		3.0
Yield to maturity		4.5%
Weighted average combined maturity		3.8

	Nine Months Ended		Three Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Total premiums
Net written premium	$98,936	$100,819	$6,372	$6,134
Change in unearned premium	(5,691)	(4,411)	23,791	25,237

Net earned premium	$93,245	$96,408	$30,163	$31,371